DundeeWealth Funds

Smith Group Large Cap Core Growth Fund

Class I Shares (Ticker: BSLGX)

Class II Shares

(the “Smith Fund”)

Supplement Dated September 12, 2013 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Smith Fund each dated February 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important Notice Regarding THE APPROVAL OF

AN AGREEMENT AND PLAN OF REORGANIZATION and termination WITH RESPECT TO
THE Smith FUND

On September 12, 2013, the Board of Trustees of DundeeWealth Funds approved an Agreement and Plan of Reorganization and Termination with respect to the Smith Fund (the “Plan”). The Plan provides for the sale of all of the assets of the Smith Fund to, and the assumption of all of the liabilities of the Smith Fund by, Smith Group Large Cap Core Growth Fund (the “Acquiring Fund”), a newly-created series of Managed Portfolio Series, in exchange for the Acquiring Fund’s shares with the same aggregate net asset value as shares of the Smith Fund, which would be distributed pro rata by the Smith Fund to the holders of its shares in complete liquidation of the Smith Fund (the “Reorganization”). Smith Asset Management Group, L.P., the current sub-adviser of the Smith Fund, is the investment adviser of the Acquiring Fund. The investment objectives of the Acquiring Fund and the Smith Fund are the same, and the investment policies and strategies of the Acquiring Fund and the Smith Fund are substantially identical. Thus, the Reorganization will not result in any change in the day-to-day portfolio management of the Smith Fund’s investment portfolio. The Reorganization is subject to approval by the shareholders of the Smith Fund. It is anticipated that a special meeting of shareholders of the Smith Fund will be held in the first quarter of 2014 to seek approval of the Plan and the related Reorganization (the “Shareholder Meeting”). A related proxy statement in connection with the Shareholder Meeting that further describes the Plan and the Reorganization will be distributed in advance of the Shareholder Meeting.

Please keep this Supplement with your records.